UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 3, 2020 (February 26, 2020)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	3
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 7.01 Regulation FD Disclosure	3
Item 9.01 Financial Statements and Exhibits	4
Ex. 10.1
Ex. 10.2
Ex. 10.3
EX - 99.1
EX - 99.2
SIGNATURE	5

Item 2.02 Results of Operations and Financial Condition
and
Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On February 28, 2020, Gibraltar Industries, Inc. (the “Company”) issued a news release and held a conference call regarding results for the three and twelve months ended December 31, 2019. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The Company references adjusted financial information in both the Release and the conference call. A reconciliation of these adjusted financial measures is contained in the Release. The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

New Directors
Effective February 26, 2020, the Company’s Board of Directors appointed Linda K. Myers, age 55, and Atlee Valentine Pope, age 64, have been appointed to the Board of Directors of the Company, effective immediately. Ms. Myers will serve on the Audit and Capital Structure and Asset Management Committees. Ms. Pope will serve on the Compensation and Nominating and Corporate Governance Committees.

As a member of the Company’s Board of Directors, Ms. Myers and Ms. Pope are entitled to an annualized cash retainer equal to $60,000 and an annualized grant of shares of the Company’s common stock having an aggregate value of $95,000.

In addition, as a member of the aforementioned committees, Ms. Myers and Ms. Pope are each entitled to annualized cash retainers of $10,000 for each committee. Pursuant to the terms of the Company’s Management Stock Purchase Plan, Ms. Myers and Ms. Pope each have the right to defer the receipt of their cash retainers and any such cash deferral will be used to acquire restricted stock units which will be payable to Ms. Myers and Ms. Pope in cash following the termination of their Board service. In addition, pursuant to the terms of the Company’s Non-Employee Director Stock Plan, Ms. Myers and Ms. Pope have the right to defer the receipt of the shares of the Company’s common stock which they are entitled to receive.

Departure of Officer
Frank G. Heard, Vice Chairman of the Board and former Gibraltar CEO, as previously announced, will retire from the Company on March 3, 2020. Mr. Heard will serve out the remainder of his current Board term but will not stand for re-election at Gibraltar’s next Annual Meeting, which is expected to be held in May 2020. Mr. Heard’s retirement and planned resignation from the Board is not the result of any disagreement with the Company.

On February 27, 2020, Gibraltar issued a press release announcing the appointment of Ms. Myers and Ms. Pope and the retirement and resignation of Mr. Heard, as attached hereto as Exhibit 99.2.

Compensatory Arrangements of Certain Officers
On March 2, 2020, the Company issued an award of 12,000 Performance Units to William T. Bosway, the Company’s Chief Executive Officer, an award of 9,000 Performance Units to Timothy F. Murphy, the Company’s Chief Financial Officer and an award of 9,000 Performance Units to Patrick M. Burns, the Company’s Chief Operating Officer. The awards were issued under the terms of the Gibraltar Industries, Inc. 2018 Equity Incentive Plan, an equity based incentive compensation plan which was approved by the Company’s stockholders on May 4, 2018 and the issuance of the awards was approved by the Compensation Committee of the Company’s Board of Directors.

Under the terms of the awards, Messrs. Bosway, Murphy and Burns (individually a “Recipient” and collectively the “Recipients”) are entitled to the issuance of shares of the Company’s common stock, par value $.01 per share (“Common Stock”), based on the percentile ranking of the total shareholder return of the Company for the period beginning March

2, 2020 and ending March 1, 2023 (such period being hereinafter the “Performance Period”), compared to the total shareholder return of the companies that, as of the last day of the Performance Period, comprise the S & P Small Cap 600 Industrial Sector Index (such companies being hereinafter the “S & P Small Cap Industrial Companies”). Specifically, if the Company’s total shareholder return for the performance period ranks at the fortieth (40th) percentile of the total shareholder return for the S & P Small Cap Industrial Companies, the Recipients will receive shares of the Company’s Common Stock equal in number to fifty percent (50%) of the total number of Performance Units which were awarded to the applicable Recipient. if the Company’s total shareholder return for the performance period ranks at the fifty fifth (55th) percentile of the total shareholder return for the S & P Small Cap Industrial Companies, the Recipients will receive shares of the Company’s Common Stock equal in number to one hundred percent (100%) of the total number of Performance Units which were awarded to the applicable Recipient. if the Company’s total shareholder return for the performance period ranks at the seventy fifth (75th) percentile of the total shareholder return for the S & P Small Cap Industrial Companies, the Recipients will receive shares of the Company’s Common Stock equal in number to two hundred percent (200%) of the total number of Performance Units which were awarded to the applicable Recipient. The maximum number of shares of Common Stock which may be earned by any Recipient is 200% of the total number of Performance Units which were awarded to the Recipient on March 2, 2020. If the Company’s total shareholder return for the Performance Period ranks below the fortieth (40th) percentile of the total shareholder return for the S & P Small Cap Industrial Companies, no shares of Common Stock will be awarded to the Recipients. If the Company’s total shareholder return for the Performance Period ranks between the fortieth (40th) percentile and the fifty fifth (55th) percentile or between the fifty fifth (55th) percentile and the seventy fifth (75th) percentile, the number of shares of Common Stock to be issued to the Recipients is pro-rated based on the actual percentile ranking of the Company’s total shareholder return as compared to the total shareholder return for the S & P Small Cap Industrial Companies.

The foregoing summary of the terms of the Performance Unit Awards made to Messrs. Bosway, Murphy and Burns are qualified in their entirety by reference to the specific terms of such awards attached hereto as Exhibits 10.1, 10.2 and 10.3 respectively, which awards are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(a)-(c)    Not Applicable
(d)    Exhibits:

Exhibit No.	Description
10.1	Award of Performance Units dated as of March 2, 2020 to William T. Bosway
10.2	Award of Performance Units dated as of March 2, 2020 to Timothy F. Murphy
10.3	Award of Performance Units dated as of March 2, 2020 to Patrick M. Burns
99.1	Earnings Release issued by Gibraltar Industries, Inc. on February 28, 2020
99.2	Press Release issued by Gibraltar Industries, Inc. on February 27, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	March 3, 2020
		By:	/s/ Jeffrey J. Watorek
Jeffrey J. Watorek
Vice President, Treasurer and Secretary